EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Revolutions Medical Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rondald L. Wheet, Chief Financial Officer of the Company, certifies to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the period March 31, 2009, fully complies with therequirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ending March 31,2009, fairly presents, in all material respects, the financial condition and results of operations ofRevolutions Medical Corporation.

Date: March 10, 2010	By:	/s/ Rondald L. Wheet
Rondald L. Wheet
Chief Financial Officer
Revolutions Medical Corporation